SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2005

SEACHANGE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-21393

Delaware	02-1393	04-3197974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

124 Acton Street, Maynard, MA 01754

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SeaChange International, Inc. (“SeaChange”) filed a Current Report on Form 8-K on July 18, 2005, to report its acquisition of substantially all of the assets of the business outside of North America of Liberate Technologies (“Liberate”) pursuant to an Asset Purchase Agreement, dated as of April 15, 2005, by and among SeaChange, Liberate and Liberate Technologies B.V., a wholly-owned subsidiary of Liberate. The purpose of this amendment is to provide the financial statements and information required by Item 9.01 of Form 8-K.

Item 9.01 Combined Financial Statements and Exhibits.

a) Combined Financial Statements of Businesses Acquired.

The following audited financial statements of Liberate Technologies’ Non-North America business are filed herewith as Exhibit 99.2:

I.	Report of Independent Registered Public Accounting Firm

II.	Combined Balance Sheets as of May 31, 2005 and 2004

III.	Combined Statements of Operations for the Years Ended May 31, 2005 and 2004

IV.	Combined Statements of Changes in Owners’ Net Investment (Deficit) for the Years Ended May 31, 2005 and 2004

V.	Combined Statements of Cash Flows for the Years Ended May 31, 2005 and 2004

VI.	Notes to Combined Financial Statements

b) Pro Forma Financial Information.

The following unaudited combined pro forma financial statements of SeaChange are filed herewith as Exhibit 99.3:

I.	Introduction to Unaudited Combined Pro Forma Financial Statements

II.	Unaudited Combined Pro Forma Balance Sheet as of April 30, 2005 and Unaudited Combined Pro Forma Statements of Operations for the Twelve Months Ended January 31, 2005 and the Three Months Ended April 30, 2005

III.	Notes to Unaudited Combined Pro Forma Financial Statements

c) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.2	Audited combined balance sheets of Liberate Technologies’ Non-North America business as of May 31, 2005 and 2004 and the related combined statements of operations, changes in owners’ net investment (deficit), and cash flows for the years ended May 31, 2005 and 2004 together with the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, with respect thereto.

99.3	Unaudited combined pro forma balance sheet as of April 30, 2005 and unaudited combined pro forma statements of operations for the twelve months ended January 31, 2005 and the three months ended April 30, 2005.

Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

SEACHANGE INTERNATIONAL, INC.

by:	/s/ William L. Fiedler
William L. Fiedler Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer; Authorized Officer)

Dated: September 26, 2005

Index to Exhibits

No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.2	Audited combined balance sheets of Liberate Technologies’ Non-North America business as of May 31, 2005 and 2004, and the related combined statements of operations, changes in owners’ net investment (deficit) and cash flows for the years ended May 31, 2005 and 2004 together with the report of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.3	Unaudited combined pro forma balance sheet as of April 30, 2005 and unaudited combined pro forma statements of operations for the twelve months ended January 31, 2005 and the three months ended April 30, 2005.